UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 7, 2016

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2016, Marathon Petroleum Corporation (“MPC”) announced that Richard D. Bedell, Senior Vice President, Refining, and a named executive officer in MPC’s 2015 proxy statement, will retire effective March 1, 2016.

Item 8.01	Other Events.

A copy of the press release announcing Mr. Bedell’s retirement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release of Marathon Petroleum Corporation, dated January 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: January 8, 2016	By:	/s/ J. Michael Wilder
Name: J. Michael Wilder
Title: Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Press release of Marathon Petroleum Corporation, dated January 7, 2016.